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                                  EXHIBIT 10.20

                                 AMENDMENT NO. 7
                             TO EMPLOYMENT AGREEMENT

         AGREEMENT dated as of May 19, 2003 between Spencer S. Lee ("Employee") and Chemed Corporation (the "Company").

         WHEREAS, Employee and the Company have entered into an Employment Agreement dated as of May 19, 1997 and amended May 18, 1998, May 17, 1999, May 15, 2000, May 21, 2001, January 2, 2002 and August 7, 2002 ("Employment
Agreement"); and

         WHEREAS, Employee and the Company desire to amend the Employment Agreement in certain respects.

         NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of May 19, 2003, as follows:

         A.       The date, amended as of August 7, 2002, set forth in Section
                  1.2 of the Employment Agreement, is hereby deleted and the date of May 21, 2006 is hereby substituted therefore.

         B.       The base salary amount set forth in the first sentence of
                  Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $238,921 per annum is hereby substituted.

         C. The amount of unrestricted stock award recognized in lieu of incentive compensation in 2002 is $47,390.

         Except as specifically amended in this Amendment No. 7 to

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                  Employment Agreement, the Employment Agreement, as amended, shall continue in full force and effect in accordance with its terms, conditions and provisions.

                           IN WITNESS WHEREOF, the parties have duly executed
                  this amendatory agreement as of the date first above written.

                                             EMPLOYEE

                                             /s/ Spencer S. Lee
                                             -----------------------------------
                                             Spencer S. Lee

                                             CHEMED CORPORATION

                                             /s/ Kevin J. McNamara
                                             -----------------------------------
                                             Kevin J. McNamara
                                             President & Chief Executive Officer